Securities Act of 1933 File Number

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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM T-1

         STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                        PURSUANT TO SECTION 305(b)(2) [ ]

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                            THE CHASE MANHATTAN BANK
               (Exact name of trustee as specified in its charter)

         NEW YORK                                            13-4994650
  (State of incorporation,                                  (I.R.S. Employer
   if not a national bank)                                Identification Number)

                       270 PARK AVENUE, NEW YORK, NEW YORK
                    (Address of principal executive offices)
                                      10017
                                   (Zip Code)

                                 ---------------

                              CHS ELECTRONICS, INC.
               (Exact name of obligor as specified in its charter)

           FLORIDA                                               87-0435376
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                              2000 N.W. 84TH AVENUE
                              MIAMI, FLORIDA 33131
                                 (305) 579-0685
               (Address, including zip code, and telephone number,
          including area code of Issuer's principal executive offices)

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                          9 7/8% SENIOR NOTES DUE 2005
                            (Title of the securities)

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


                              CHS ELECTRONICS, INC.
              (Exact name of guarantor as specified in its charter)

           NEVADA                                                77-0357031
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)

                              2000 N.W. 84TH AVENUE
                              MIAMI, FLORIDA 33131
                                 (305) 579-0685
               (Address, including zip code, and telephone number,
         including area code of guarantor's principal executive offices)

                               ------------------

                               CHS DELAWARE, INC.
              (Exact name of guarantor as specified in its charter)

           DELAWARE                                              65-0795878
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)

                              2000 N.W. 84TH AVENUE
                              MIAMI, FLORIDA 33131
                                 (305) 579-0685
               (Address, including zip code, and telephone number,
         including area code of guarantor's principal executive offices)

                               ------------------

                               CHS AMERICAS, INC.
              (Exact name of guarantor as specified in its charter)

           FLORIDA                                               65-0793642
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)

                              2000 N.W. 84TH AVENUE
                              MIAMI, FLORIDA 33131
                                 (305) 579-0685
               (Address, including zip code, and telephone number,
         including area code of guarantor's principal executive offices)

                               ------------------

                               CHS DELAWARE L.L.C.
              (Exact name of guarantor as specified in its charter)

           DELAWARE                                                 NONE
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)

                              2000 N.W. 84TH AVENUE
                              MIAMI, FLORIDA 33131
                                 (305) 579-0685
               (Address, including zip code, and telephone number,
         including area code of guarantor's principal executive offices)

                               ------------------

                                     GENERAL

Item 1. General Information.

         Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

             New York State Banking Department, State House, Albany, New York 12110.

             Board of Governors of the Federal Reserve System, Washington, D.C. 20551.

             Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

             Federal Deposit Insurance Corporation, Washington, D.C.  20429.

         (b) Whether it is authorized to exercise corporate trust powers.

             Yes.

Item 2.  Affiliations with the Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.


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Item 16. List of Exhibits

                List below all exhibits filed as a part of this Statement of Eligibility.

           1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated herein by reference).

           2. A copy of the Certificate of Authority of the Trustee to commence business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated herein by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank.

           3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

           4. A copy of the existing by-laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated herein by reference).

           5. Not applicable.

           6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank.

           7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank.

           8. Not applicable.

           9. Not applicable.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 21st day of April, 1998.

                            THE CHASE MANHATTAN BANK

                            By: /S/ KAREN VERA
                               ----------------------
                               Karen Vera
                               Assistant Vice President


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                              Exhibit 7 to Form T-1

                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                            The Chase Manhattan Bank
                  of 270 Park Avenue, New York, New York 10017

                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

            at the close of business December 31, 1997, in accordance
          with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                  DOLLAR AMOUNTS
                  ASSETS                                            IN MILLIONS

Cash and balances due from depository institutions:
     Noninterest-bearing balances and
     currency and coin ................................            $  12,428
     Interest-bearing balances ........................                3,428
Securities:  ..........................................
Held to maturity
securities.............................................                2,561
Available for sale securities..........................               43,058
Federal funds sold and securities purchased under
     agreements to resell .............................               29,633
Loans and lease financing receivables:
     Loans and leases, net of unearned income    $129,260
     Less: Allowance for loan and lease losses      2,783
     Less: Allocated transfer risk reserve .....        0
                                                 --------
     Loans and leases, net of unearned income,
     allowance, and reserve ............................             126,477
Trading Assets .........................................              62,575
Premises and fixed assets (including capitalized
     leases)............................................               2,943
Other real estate owned ................................                 295
Investments in unconsolidated subsidiaries and
     associated companies...............................                 231
Customers' liability to this bank on acceptances
     outstanding .......................................               1,698
Intangible assets ......................................               1,466
Other assets ...........................................              10,268
                                                                   ---------

TOTAL ASSETS ...........................................            $297,061
                                                                    ========


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                                       LIABILITIES

Deposits
     In domestic offices .................................         $94,524
     Noninterest-bearing ..........................$39,487
     Interest-bearing ............................. 55,037
                                                   -------
     In foreign offices, Edge and Agreement,
     subsidiaries and IBF's......................................   71,162
Noninterest-bearing ...............................$ 3,205
     Interest-bearing ............................  67,957

Federal funds purchased and securities sold under agree-
ments to repurchase ......................................          43,181
Demand notes issued to the U.S. Treasury .................           1,000
Trading liabilities ......................................          48,903
Otherborrowed money (includes mortgage indebtedness
     and obligations under capitalized leases):
     With a remaining maturity of one year or less .......           3,599
     With a remaining maturity of more than one year
            through three years...........................             253
      With a remaining maturity of more than three years.........      132
Bank's liability on acceptances executed and outstanding             1,698
Subordinated notes and debentures ........................           5,715
Other liabilities.........................................           9,896

TOTAL LIABILITIES ........................................         280,063

                                 EQUITY CAPITAL

Perpetual preferred stock and related surplus                            0
Common stock .............................................           1,211
Surplus (exclude all surplus related to preferred stock)..          10,291
Undivided profits and capital reserves ...................           5,502
Net unrealized holding gains (losses)
on available-for-sale securities .........................             (22)
Cumulative foreign currency translation adjustments ......              16

TOTAL EQUITY CAPITAL .....................................          16,998
                                                                    ------
TOTAL LIABILITIES AND EQUITY CAPITAL .....................        $297,061
                                                                  ========

I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                               JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

                                    WALTER V. SHIPLEY       )
                                    THOMAS G. LABRECQUE     ) DIRECTORS
                                    WILLIAM B. HARRISON, JR.)

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